UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BYTE ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2022

BYTE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40222	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

445 Park Avenue, 9th Floor

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 969-9250

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	BYTSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BYTS	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BYTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 7, 2022, BYTE Acquisition Corp. (the “Company”) issued a press release announcing that the extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”) originally scheduled for Tuesday, December 20, 2022, is being postponed to a later date to be subsequently announced by press release. The Company expects to hold the meeting closer to the deadline by which the Company must complete a business combination, which is March 23, 2023.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Extraordinary General Meeting. Only the holders of the Company’s Class A ordinary shares and Class B ordinary shares as of the close of business on November 17, 2022, the record date for the Extraordinary General Meeting, are entitled to vote at the Extraordinary General Meeting.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the proposals to be voted on at the Extraordinary General Meeting (the “Proposals”), its inability to complete a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) within the required time period or, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Proposals. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the the definitive proxy statement dated November 28, 2022 (the “Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Press Release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposals. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Proposals. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, BYTS.info@investor.morrowsodali.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYTE ACQUISITION CORP.

	By:	/s/ Sam Gloor
		Name:	Sam Gloor
		Title:	Chief Executive Officer and Chief Financial Officer

Date: December 7, 2022

Exhibit 99.1

BYTE ACQUISITION CORP. ANNOUNCES POSTPONEMENT OF EXTRAORDINARY
GENERAL MEETING DATE

NEW YORK–(BUSINESS WIRE)-- BYTE Acquisition Corp. (Nasdaq: BYTS) (the “Company”), a blank-check company formed for the purpose of acquiring or merging with one or more businesses, today announced that the extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”) originally scheduled for Tuesday, December 20, 2022, is being postponed to a later date to be subsequently announced by press release. The Company expects to hold the meeting closer to the deadline by which the Company must complete a business combination, which is March 23, 2023.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Extraordinary General Meeting. Only the holders of the Company’s Class A ordinary shares and Class B ordinary shares as of the close of business on November 17, 2022, the record date for the Extraordinary General Meeting, are entitled to vote at the Extraordinary General Meeting.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the proposals to be voted on at the Extraordinary General Meeting (the “Proposals”), its inability to complete a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) within the required time period or, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

About BYTE Acquisition Corp.

BYTE Acquisition Corp. is a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting an initial business combination. While the Company may pursue an acquisition opportunity in any industry or sector, the Company intends to focus our search for targets in the Israeli technology industry, including those engaged in enterprise software, SaaS, cybersecurity, cloud computing, artificial intelligence and robotics, fintech, automotive technology, semiconductors, medical technology and that offer differentiated technology platforms and products. For more information on the Company, please visit www.bytespac.com.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Proposals. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the the definitive proxy statement dated November 28, 2022 (the “Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Press Release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposals. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Proposals. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, BYTS.info@investor.morrowsodali.com.

COMPANY CONTACT

Sam Gloor, CEO and CFO (917) 969-9250

info@bytespac.com

BYTS Investor Relations Contact

Chris Tyson/Doug Hobbs SPAC Alpha IR+ (949) 491-8235

BYTS@mzgroup.us